Debt	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Loan Covenants

    Each of the Company’s credit agreements and financing obligations, as amended through June 30, 2020, has financial covenants with which the Company must comply (based on terms defined in the credit agreements). The most stringent by facility are as follows:
•The ratio of net debt to total capitalization no greater than 0.60 to 1.00.
•Consolidated tangible net worth (adjusted for a minimum amount of $100.0 million in historical non-operating costs and to exclude certain future non-operating items, including impairments) of no less than $500.0 million plus (i) 25% of cumulative positive net income (on a consolidated basis) for each fiscal quarter commencing on or after December 31, 2013 and (ii) 50% of the value of any new equity issues occurring on or after December 31, 2013.
•Minimum liquidity of not less than the greater of $25.0 million or $0.5 million per owned or finance leased vessel.
•Maintain a minimum fair value of the collateral for each credit facility, such that the aggregate fair value of the vessels collateralizing the credit facility is between 140% and 160% of the aggregate principal amount outstanding under such credit facility, or, if it does not meet these thresholds, to prepay a portion of the loan or provide additional security to eliminate the shortfall.
•Minimum fair value of the vessel for certain financing obligations be 115% of the principal amount outstanding under such financing obligation, or, if the Company does not meet this threshold, to prepay a portion of the financing obligation or provide additional security to eliminate the shortfall.
    The Company’s credit facilities and financing obligations set out above have, among other things, the following restrictive covenants which may restrict its ability to:

•incur additional indebtedness;
•sell the collateral vessel, if applicable;
•make additional investments or acquisitions;
•pay dividends; or
•effect a change of control of the Company.

    In addition, the Company’s credit facilities contain customary events of default, including cross-default provisions. As of June 30, 2020, the Company was in compliance with the financial covenants of each of its credit facilities and financing obligations. The Company expects to remain in compliance with the financial covenants of each of its credit facilities and financing obligations for the next twelve months.

    Interest rates on all of the Company’s secured credit facilities for the six months ended June 30, 2020 ranged from 2.5% to 5.9% per annum. The Company records its interest expense as a component of Financial expense, net on its Condensed Consolidated Statement of Operations. For the six months ended June 30, 2020 and 2019, Financial expense, net consists of:

	Six Months Ended June 30,
(amounts in thousands)	2020	2019
Interest expense	$17,663	$22,972
Amortization of deferred financing costs	2,022	4,429
Write-off of deferred financing costs	366	446
Change in the fair value of interest rate caps	—	200
Other	145	123
Financial expense, net	$20,196	$28,170